        $150,000,000 Aggregate Principal Amount  of 12%  Senior Notes due 2008

                             CAPROCK COMMUNICATIONS CORP.
                           CAPROCK TELECOMMUNICATIONS CORP.
                             CAPROCK FIBER NETWORK, LTD.


                                  PURCHASE AGREEMENT

                                                                   July 10, 1998


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
BANC ONE CAPITAL MARKETS, INC.
c/o Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     CapRock Communications Corp., a Texas corporation ("COMMUNICATIONS" or the "COMPANY"), CapRock Telecommunications Corp., a Texas corporation ("TELECOMMUNICATIONS"), and CapRock Fiber Network, Ltd., a Texas limited partnership (the "PARTNERSHIP"; together with Communications and Telecommunications, the "ISSUERS") confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Banc One Capital Markets, Inc. ("BANC ONE") (collectively, the "INITIAL PURCHASERS", which term shall also include any initial purchaser substituted as hereinafter provided in
Section 11 hereof), with respect to the issue and sale by the Issuers and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in SCHEDULE A attached hereto of $150,000,000 aggregate principal amount of the Issuers' 12% Senior Notes due 2008 (the "SECURITIES"). The Securities are to be issued pursuant to an indenture dated as of July 16, 1998 (the "INDENTURE") among each of the Issuers, IWL Communications, Incorporated, a Texas corporation ("IWL"), and PNC Bank, National Association, as trustee (the "TRUSTEE"). Securities issued in book-entry form will be issued to Cede & Co. as nominee of The

Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)) (the "DTC AGREEMENT"), among each of the Issuers, the Trustee and DTC.

       The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("SUBSEQUENT PURCHASERS") at any time after the date of this Agreement. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 ACT"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("RULE 144A") or Regulation S ("REGULATION S") of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "COMMISSION").

       The Issuers have prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated June 24, 1998 (the "PRELIMINARY OFFERING MEMORANDUM") and have prepared and delivered to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated July 10, 1998 (the "FINAL OFFERING MEMORANDUM") each for use by such Initial Purchaser in connection with its solicitation of offers and purchases of the Securities. "Offering Memorandum" means with respect to any date or time referred to in this Agreement the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, as the same may have been amended or supplemented through such date or time, including exhibits thereto, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of or offering of the Securities.

       Each of the Issuers is a party to a certain Agreement and Plan of Merger and Plan of Exchange dated as of February 16, 1998 (as amended, the "MERGER AGREEMENT") among each of the Issuers, IWL and certain other parties thereto pursuant to which, among other things, (i) IWL and Telecommunications shall become wholly-owned subsidiaries of the Company through various merger transactions (the "MERGERS") and (ii) the partners of the Partnership may agree to exchange their partnership interests in the Partnership in exchange for shares of the Company's common stock (the "INTEREST EXCHANGE") and Telecommunications shall become the sole general partner of the Partnership and the Company shall become the holder of 80% or more of the limited partnership interests of the Partnership. The consummation of the Combination (as herein defined) is subject to (a) the receipt of various regulatory approvals and consents, including the consent of the Federal Communications Commission (the "FCC") and (b) fulfillment of all the other conditions specified in the Merger Agreement. The Company has filed a Registration Statement on Form S-4 (the "S-4 REGISTRATION STATEMENT") with respect to the shares of its common stock that are to be issued to the existing shareholders of IWL and Telecommunications and to the partners of the Partnership, which S-4 Registration Statement includes a Joint Proxy Statement/Prospectus (the Joint Proxy Statement included in the S-4 Registration Statement when it is declared effective by the Commission is hereinafter referred to as the "JOINT PROXY STATEMENT") of IWL and Telecommunications with respect to the special meetings of the shareholders of such companies to be held to approve, among other matters, the transactions contemplated by the Merger Agreement. The consummation of the transactions contemplated by the Merger Agreement, including the Mergers and the Interest Exchange, are herein referred to collectively as the "COMBINATION."

       $145 million of the net proceeds from the sale of the Securities will be placed in a segregated escrow account with the Trustee and will be released only in accordance with the terms of an Escrow and Security Agreement (the "ESCROW AGREEMENT") to be dated the date of the Closing Time among each of the Issuers, IWL and the Trustee. If the Combination is not consummated by August 31, 1998, the Issuers will be required to offer to purchase the Notes (the "SPECIAL OFFER TO PURCHASE") at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of such repurchase. To the extent the amounts held in such escrow account are insufficient to repurchase all Notes tendered pursuant to the Special Offer to Purchase, each of the Company, Telecommunications and the Partnership shall be jointly and severally liable to fund any such deficiency, and IWL has agreed to guarantee, on a joint and several basis with the Issuers, the repayment of the amounts owed with respect to Notes tendered pursuant to such Special Offer to Purchase. Following the payment of amounts owed with respect to Notes tendered pursuant to the Special Offer to Purchase, if any Notes remain outstanding, (i) the remaining proceeds in the escrow account will be released to Telecommunications, (ii) the Company will no longer be an obligor under the Securities and IWL will be released from its obligations under the Indenture automatically and without any further action by any person, (iii) the Partnership will be required to enter into either a statutory merger or interest exchange transaction with Telecommunications and (iv) IWL and Communications will automatically and without any further action by any person be released from all obligations hereunder. In the event the Combination is consummated, (a) the proceeds in the aforementioned escrow account will be released to the Company for the benefit of the other Issuers and IWL, (b) Telecommunications and the Partnership will automatically and without any further action by any person be released as co-obligors under the Securities, (c) IWL will automatically and without any further action by any person be released from its obligations under the Indenture and (d) Telecommunications, the Partnership and IWL will automatically and without any further action by any person be released from all obligations hereunder.
       The holders of the Securities will be entitled to the benefits of a registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Registration Rights

Agreement, the applicable Issuer (as set forth therein) will agree to file with the Commission under the circumstances set forth therein, either (i) a registration statement under the 1933 Act registering the "Exchange Notes" (as such term is defined in the Registration Rights Agreements) to be offered in exchange for the Securities and use its best efforts to cause such registration statement to be declared effective or (ii) under certain circumstances set forth therein, a shelf registration statement pursuant to Rule 415 under the 1933 Act relating to the resale of the Securities, and use their best efforts to cause such shelf registration statement to be declared effective.

       SECTION 1.    REPRESENTATIONS AND WARRANTIES.

       (a) REPRESENTATIONS AND WARRANTIES BY THE ISSUERS AND IWL. Each of the Issuers and IWL, jointly and severally, represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agrees with each Initial Purchaser as follows:

                     (i) SIMILAR OFFERINGS. The Issuers have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

                     (ii) OFFERING MEMORANDUM. (A) GENERAL. The Offering Memorandum does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Issuers or IWL in writing by any Initial Purchaser expressly for use in the Offering Memorandum.

                     (B) DOCUMENTS. All contracts which are described in the Offering Memorandum to which the Issuers, IWL or any of their respective subsidiaries is a party have been duly authorized, executed and delivered by them or their subsidiaries, constitute valid and binding agreements of such Issuer, IWL or such subsidiary and are enforceable against such Issuer, IWL or such subsidiary in accordance with the terms thereof except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                     (C) CERTAIN TRANSACTIONS. No relationship, direct or indirect, exists between or among any of the Issuers, IWL or any of their respective subsidiaries, on the one hand, and the directors, officers, securityholders, customers or suppliers of any of the Issuers, IWL or any of their respective subsidiaries, on the other hand, that is of a character that would be required to be described in the Offering Memorandum if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act, that is not described as would be so required.

                     (D) DATA. The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Issuers and IWL believe to be reliable and accurate in all material respects or represents the Issuers' and IWL's good faith estimates that are made on the basis of data derived from such sources.

                     (iii) S-4 REGISTRATION STATEMENT; JOINT PROXY STATEMENT. The S-4 Registration Statement, when declared effective by the Commission, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein. The Joint Proxy Statement, as of its date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                     (iv) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are independent certified public accountants with respect to each of the Issuers, IWL and their respective subsidiaries within the meaning of Regulation S-X under the 1933 Act.

                     (v) FINANCIAL STATEMENTS. The financial statements of each of Telecommunications, the Partnership and IWL, together with the related schedules and notes, included in the Offering Memorandum present fairly the financial position of each of Telecommunications, the Partnership and IWL, respectively, and their respective consolidated subsidiaries at the dates indicated and the statements of operations, stockholders' equity (or partners' equity) and cash flows of each of Telecommunications, the Partnership and IWL, respectively, and their respective consolidated subsidiaries for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as disclosed therein. The selected financial data and the summary financial information included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                     (vi) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (a) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of any one of the Issuers, IWL and their respective subsidiaries considered as one enterprise (a "MATERIAL ADVERSE EFFECT"), whether or not arising in the ordinary course of business, (b) there have been no transactions entered into by the Issuers, IWL or any of their respective subsidiaries, other than those in the ordinary course of business, which are material with respect to the Issuers, IWL and their respective subsidiaries considered as one enterprise, and (c) there has been no dividend or distribution of any kind declared, paid or made by any one of the Issuers, IWL or any of their respective subsidiaries on any class of its capital stock or other equity interests.

                     (vii) GOOD STANDING OF THE ISSUERS AND IWL. Each of the Issuers and IWL has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the State of Texas and has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, and each of the Issuers and IWL is duly qualified as a foreign corporation or limited partnership, as the case may be, to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                     (viii) GOOD STANDING OF SUBSIDIARIES. Each subsidiary of any of the Issuers or IWL has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation or limited partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. None of the Issuers or IWL has any "significant subsidiary" (as defined in Rule 1.02(w) of Regulation S-X of the Commission). Except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock or other equity interests of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable.

                     (ix) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum under the caption "Description of Capital Stock," subject to subsequent issuances of common stock of the Company under employee stock option plans and the issuance of common stock of the Company pursuant to the Combination as described in the Offering Memorandum.

                     (x) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by each of the Issuers and IWL.

                     (xi) AUTHORIZATION OF THE ESCROW AGREEMENT. The Escrow Agreement has been duly authorized by each of the Issuers and IWL and, at the Closing Time, will have been duly executed and delivered by each of the Issuers and IWL and will constitute a valid and binding agreement of each of the Issuers and IWL, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                     (xii) SECURITY INTERESTS. On and after the date of execution and delivery thereof, the Escrow Agreement creates or will create, as security for the obligations purported to be secured thereby, a valid and enforceable first priority perfected security interest in favor of the Trustee in and to the collateral pledged thereunder.

                     (xiii) AUTHORIZATION OF THE INDENTURE. The Indenture has been duly authorized by the each of the Issuers and IWL and, at the Closing Time, will have been duly executed and delivered by each of the Issuers and IWL and will constitute a valid and binding agreement of each of the Issuers and IWL, enforceable against them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                     (xiv) AUTHORIZATION OF THE SECURITIES AND THE EXCHANGE NOTES. The Securities have been duly authorized and, at the Closing Time, will have been duly executed by each of the Issuers and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of each of the Issuers, enforceable against them in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting

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enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

              The Exchange Notes have been duly authorized by each of the Issuers, and, when executed and delivered by the appropriate Issuer and when authenticated in the manner provided for in the Indenture, will constitute valid and binding obligations of the applicable Issuer, enforceable against the applicable Issuer in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                     (xv) AUTHORIZATION OF THE REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement has been duly authorized by each of the Issuers, and, when executed and delivered by the Issuers and the other parties thereto in accordance with the terms thereof, will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the enforceability of any right to indemnification provided therein violates the public policy of any law, rule or regulation.

                     (xvi) DESCRIPTION OF THE SECURITIES AND THE INDENTURE. The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms previously delivered to the Initial Purchasers.

                     (xvii) ABSENCE OF DEFAULTS AND CONFLICTS. None of the Issuers, IWL or any of their respective subsidiaries is in violation of its charter or by-laws (or other equivalent organizational document) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which any of the Issuers, IWL or any of their respective subsidiaries is a party or by which or any of them may be bound, or to which any of their properties or assets is subject (collectively, "AGREEMENTS AND INSTRUMENTS"), except for such defaults that would not result in a Material Adverse Effect, and the execution, delivery and performance of this Agreement, the Escrow Agreement, the Registration Rights Agreement, the Indenture and the Securities and any other agreement or instrument

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entered into or issued or to be entered into or issued by the Issuers or IWL in connection with the transactions contemplated hereby or thereby (collectively, the "TRANSACTION DOCUMENTS") and the consummation of the transactions contemplated pursuant to the Transaction Documents (including the issuance and sale of the Securities, and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds"), and compliance by the Issuers and IWL with their obligations hereunder or any other Transaction Document have been duly authorized by all necessary corporate or partnership action and do not and will not, except as is set forth in the Offering Memorandum, whether with or without the giving of notice or passage of time or both, constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance (except as set forth in the Escrow Agreement) upon any property or assets of any of the Issuers, IWL or their respective subsidiaries pursuant to, the Agreements and Instruments except for such breaches or defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws (or other equivalent organizational document) of any of the Issuers, IWL or any of their respective subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any of the Issuers, IWL or any of their respective subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Issuers, IWL or any of their respective subsidiaries.

                     (xviii) THE COMBINATION. No consent, approval, authorization or order of any court or governmental agency or body (except for (w) such consents, approvals or authorizations as are required by (i) the FCC and relevant state regulatory authorities, (ii) state securities or Blue Sky laws of various states and (iii) the Texas Secretary of State with respect to the filing of certificates of merger in connection with the transactions contemplated by the Merger Agreement, (x) approval of the listing of the Company's common stock on the Nasdaq National Market, (y) the S-4 Registration Statement and the Company's Registration Statement on Form 8-A being declared effective by the Commission and (z) such other consents, approvals or authorizations that have not been obtained but which individually or in the aggregate might not reasonably be expected to result in a Material Adverse Effect), is required for the performance by any of the Issuers, IWL or any of their respective subsidiaries of the transactions contemplated by the Merger Agreement, and none of the Issuers or IWL has a reasonable basis to believe that the conditions to consummating the Combination will not be satisfied or that the Combination contemplated by the Merger Agreement will not be consummated in accordance with its terms.

                     (xix) ABSENCE OF LABOR DISPUTES. No labor dispute with the employees of any of the Issuers or any of their respective subsidiaries exists or, to the knowledge of the Issuers and IWL, is imminent, and the Issuers and IWL are not aware of any existing or imminent labor disturbance by the employees of any of their subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                     (xx) ABSENCE OF PROCEEDINGS. Except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry, complaint or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of any Issuer or IWL, threatened, against or affecting or of their respective subsidiaries or any licenses, permits or authorizations held by any of the Issuers, IWL or their respective subsidiaries which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of any of the Issuers, IWL or any of their respective subsidiaries or the validity or enforceability of any material provisions of any Transaction Document or the rights and remedies of the Initial Purchasers, the Securities or the holders of the Securities. The aggregate of all pending legal or governmental proceedings to which any of the Issuers, IWL or their respective subsidiaries is a party or of which any of their respective properties or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                     (xxi) POSSESSION OF INTELLECTUAL PROPERTY. Except as is set forth in the Offering Memorandum, each of the Issuers, IWL and their respective subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary to carry on the business now operated by them, and none of the Issuers, IWL or any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Issuers, IWL or any of their subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                     (xxii) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any court or governmental authority, or agency (including, without limitation, the FCC) is necessary or required for the performance by any of the Issuers or IWL of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder, or the consummation of the transactions provided for by this Agreement or any other Transaction Document (except (i) such as have been obtained or made, (ii) such as may be required under securities or Blue Sky laws of various states and (iii) such as may be required under securities laws in connection with the Exchange Offer or the Shelf Registration Statement).

                     (xxiii) POSSESSION OF LICENSES AND PERMITS. Each of the Issuers, IWL and their respective subsidiaries possess such permits, licenses, certificates, registrations, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary or required to conduct the business now operated by them including, but not limited to, any licences, certificates, authorizations or registrations issued by the FCC or from state agencies having jurisdiction over interstate or intrastate telecommunications, except to the extent that any failure to so possess such Governmental Licenses, either singly or in the aggregate, would not have a Material Adverse Effect. Each of the Issuers, IWL and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not have a Material Adverse Effect. To the Issuers' and IWL's knowledge, such Governmental Licenses contain no materially burdensome conditions or restrictions not customarily imposed by the FCC on telecommunications operators operating under the same type of licenses as the Issuers, IWL and their respective subsidiaries. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect. None of the Issuers, IWL or any of their respective subsidiaries has received any notice of proceedings relating to the revocation, suspension or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. None of the Issuers, IWL or any of their respective subsidiaries has failed to obtain and maintain in effect, any Governmental License required or necessary for the ownership or lease of its property or the conduct of its business except to the extent that such failure to obtain or maintain such Governmental Licenses, either singly or in the aggregate, would not have a Material Adverse Effect. All Governmental Licenses held by the Issuers, IWL or any of their respective subsidiaries have been duly and validly issued to the Issuers, IWL or their respective subsidiaries, are not subject to any conditions outside of the ordinary course. No event has occurred which permits (nor has an event occurred which with notice or lapse of time or both would permit) the revocation or termination of such Governmental Licenses except to the extent such revocation or termination, either singly or in the aggregate, would not have a Material Adverse Effect, or the imposition of any material adverse restriction or condition thereon or which might result in a Material Adverse Effect.

                     (xxiv) COMPLIANCE WITH LAWS AND REGULATIONS. Each of the Issuers, IWL and their respective subsidiaries have operated in compliance with, and are not in violation of, all statutes (including, but not limited to, the Communications Act of 1934, as amended, including the Telecommunications Act of 1996) laws, rules, regulations, judgments, orders, decisions or decrees of any court, regulatory body, administrative body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Issuers, IWL or such subsidiaries or any of their assets or properties, as applicable, including, but not limited to, the FCC and any state authority having jurisdiction over the Issuers, IWL or their respective subsidiaries or over their respective assets or properties except for such noncompliance or violations which would not have a Material Adverse Effect.

                     (xxv) REQUIRED FILINGS. The Issuers, IWL and their respective subsidiaries have filed with all administrative bodies, administrative agencies, governmental bodies, arbitrators or other authorities having jurisdiction over the Issuers, IWL or such subsidiaries or any of their assets or its properties, as applicable, all applications, statements, reports, tariffs, information, forms, or any other documents required under all statutes, laws, rules, regulations, judgments, orders, decisions or decrees, except where the failure to file would not have a Material Adverse Effect on any Issuer's, IWL's or any of their respective subsidiaries' ability to provide its services as described in the Offering Memorandum. To each of the Issuers' and IWL's knowledge, such filings or submissions were in compliance with applicable laws or regulations when filed or submitted and no deficiencies have been asserted by any administrative bodies, administrative agencies, governmental bodies, arbitrators or other authorities with respect to such filings or submissions, except where the deficiency is of such a nature that failure to cure any such deficiency would not have a Material Adverse Effect on any of the Issuers' or IWL's ability to provide its services as described in the Offering Memorandum. To each of the Issuer's and IWL's knowledge, the information contained in such filings or submissions was and continues to be in all material respects, accurate, complete and up-to-date at the time the filings or submissions were made.

                     (xxvi) NO ADVERSE JUDGMENTS OR OTHER ORDERS. There is no outstanding adverse judgment, injunction, decision, decree or order that has been issued by any court, regulatory body, administrative agency, governmental body, arbitrator or other foreign, federal, state or local authority having jurisdiction over any of the Issuers, IWL or any of their respective subsidiaries or any of their properties or assets, as applicable, which, either singly or in the aggregate, would have a Material Adverse Effect.

                     (xxvii) TITLE TO PROPERTY. The Issuers, IWL and their respective subsidiaries have good and marketable title to all real property owned by the Issuers, IWL and their respective subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not singly or in the aggregate have a Material Adverse Effect. All leases and subleases material to the businesses of the Issuers, IWL and their respective subsidiaries, considered as one enterprise, and under which the Issuers, IWL or any of their respective subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and none of the Issuers, IWL nor any of their respective subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Issuers, IWL or any of their respective subsidiaries under any of the title leases or subleases mentioned above, or affecting or questioning the rights of the Issuers, IWL or any their respective subsidiaries thereof to the continued possession of the leased or subleased premises under any such lease or sublease.

                     (xxviii) TAX RETURNS. The Issuers, IWL and their respective subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(v) above in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Issuers, IWL or any of their respective subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

                     (xxix) ENVIRONMENTAL LAWS. Except as described in the Offering Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (a) none of the Issuers, IWL or any of their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS"), (b) to the Issuers' and IWL's best knowledge after due inquiry, the Issuers, IWL and their respective subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (c) to the Issuers' and IWL's best knowledge after due inquiry, there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Issuers, IWL or any their respective subsidiaries and (d) to the Issuers' and IWL's best knowledge after due inquiry, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Issuers, IWL or any of their respective subsidiaries relating to Hazardous Materials or Environmental Laws.

                     (xxx) REGISTRATION RIGHTS. Except as described in the Offering Memorandum, there are no persons with registration rights or other similar rights to have any securities registered by the Issuers, IWL or any of their respective subsidiaries under the 1933 Act.

                     (xxxi) PORTAL. The Issuers have been advised by the National Association of Securities Dealers, Inc. (the "NASD") Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market that the Securities have been designated PORTAL eligible securities in accordance with the rules and regulations of the NASD.

                     (xxxii) INVESTMENT COMPANY ACT. None of the Issuers is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 ACT").

                     (xxxiii) RULE 144A ELIGIBILITY. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "1934 ACT"), or quoted in a U.S. automated interdealer quotation system.

                     (xxxiv) MARKET ACTIVITIES. None of the Issuers nor IWL have, directly or indirectly, (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the Securities to facilitate the sale or resale of the Securities or (B) (x) sold (except pursuant to this Agreement), bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (y) paid or agreed to pay to any person and compensation for soliciting another to purchase any other securities of any of the Issuers or IWL other than underwriting commissions paid to Cruttenden Roth Incorporated in connection with IWL's initial public offering of its common stock.

                     (xxxv) ERISA. To the Issuers' and IWL's best knowledge after due inquiry, the Issuers, IWL and each of their respective subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") except where such noncompliance would not have a Material Adverse Effect. No "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Issuers, IWL or any of their respective subsidiaries would have any liability. The Issuers, IWL and each of their respective subsidiaries have not incurred and do not expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"). Each "pension plan" for which any of the Issuers, IWL and each of their respective subsidiaries would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                     (xxxvi) INSURANCE. The Issuers, IWL and each of their respective subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and is customary for companies engaged in similar businesses in similar industries.

                     (xxxvii) NO GENERAL SOLICITATION. None of Issuers, IWL, their affiliates, as such term is defined in Rule 501(b) under the 1933 Act ("AFFILIATES"), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers and IWL make no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                     (xxxviii) NO REGISTRATION REQUIRED. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in
Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 ACT").

                     (xxxix) NO DIRECTED SELLING EFFORTS. With respect to those Securities sold in reliance on Regulation S, (a) none of the Issuers, IWL, Affiliates or any person acting on their behalf (other than the Initial Purchasers, as to whom Issuers and IWL make no representation) has engaged or engage in any directed selling efforts within the meaning of Regulation S and
(b) each of the Issuers, IWL and their Affiliates and any person acting on their behalf (other than the Initial Purchasers, as to whom the Issuers and IWL make no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

                     (xl) COMPLIANCE WITH RULE 144A. Each of the Preliminary Offering Memorandum and the Final Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the 1933 Act.

       (b) OFFICER'S CERTIFICATES. Any certificate signed by any officer of any of the Issuers, IWL or any of their respective subsidiaries delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by such Issuer, IWL or such subsidiary to each Initial Purchaser as to the matters covered thereby.

       SECTION 2.    SALE AND DELIVERY TO INITIAL PURCHASERS; CLOSING.

       (a) SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuers agree to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Issuers, at the price set forth in SCHEDULE B, the aggregate principal amount of Securities set forth in SCHEDULE A opposite the name of such Initial Purchaser, plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

       (b) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Issuers, at 10:00 A.M. (New York time) on the fourth business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Initial Purchasers and the Issuers (such time and date of payment and delivery being herein called the "CLOSING TIME").

       Payment shall be made to the Issuers by wire transfer of immediately available funds, against delivery to the Initial Purchasers for the respective accounts of the Initial Purchasers of certificates for the Securities to be purchased by them. $145 million of the net proceeds will be delivered to the Trustee and will be held in accordance with the terms of the Escrow Agreement. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder. The certificates representing the Securities shall be registered in the name of Cede & Co. pursuant to the DTC Agreement and shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

       (c) QUALIFIED INSTITUTIONAL BUYER. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuers and IWL that it is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "QUALIFIED INSTITUTIONAL BUYER") and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "ACCREDITED INVESTOR").

       (d) DENOMINATIONS; REGISTRATION. Certificates for the Securities shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Initial Purchasers may request in writing at least one full business day before the Closing Time.

       SECTION 3. COVENANTS OF THE ISSUERS AND IWL. Each of the Issuers and IWL covenants with each Initial Purchaser as follows:

       (a) OFFERING MEMORANDUM. The Issuers and IWL, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

       (b) NOTICE AND EFFECT OF MATERIAL EVENTS. The Issuers and IWL will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Issuers and IWL of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction other than in connection with the filing of the S-4 Registration Statement and the Company's Registration Statement on Form 8-A, and (y) prior to the earlier of (i) completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Issuers and IWL (which notice will be provided to the Issuers and IWL upon their request if such placement is complete) or (ii) 90 days after the Closing Time, any material changes in or affecting the earnings, business affairs or business prospects of the Issuers and IWL and their respective subsidiaries which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable collective opinion of the Issuers and IWL, their counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Issuers and IWL will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

       (c) AMENDMENT TO OFFERING MEMORANDUM AND SUPPLEMENTS. The Issuers and IWL will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement to which the Initial Purchasers shall reasonably object in writing. Neither the consent of the Initial Purchasers, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

       (d) QUALIFICATION OF SECURITIES FOR OFFER AND SALE. The Issuers and IWL will use their best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect as long as required for the sale of the Securities to the Initial Purchasers and Subsequent Purchasers; provided, however, that the Issuers and IWL shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which they are not so qualified or to subject themselves to taxation in respect of doing business in any jurisdiction in which they are not otherwise so subject.

       (e) RATING OF SECURITIES. The Issuers and IWL shall take all reasonable actions necessary to enable Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investors Service, Inc. ("MOODY'S") to provide their respective credit ratings of the Securities.

       (f) DTC. The Issuers and IWL will cooperate with the Initial Purchasers and use their best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

       (g) PORTAL. The Issuers and IWL will use their best efforts in cooperation with the Initial Purchasers to obtain the necessary approvals for the Securities to be designated for trading on PORTAL in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL market.

       (h) USE OF PROCEEDS. The Issuers and IWL will use the net proceeds received by them from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds".

       (i) RESTRICTION ON SALE OF SECURITIES. During a period of 90 days from the date of the Offering Memorandum, the Issuers and IWL will not, without the prior written consent of Merrill Lynch, directly or indirectly issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any other debt securities of the Issuers and IWL or securities of the any of the Issuers and IWL that are convertible into, or exchangeable for, the Securities or such other debt securities (other than as required by the terms of the Registration Rights Agreement).

       SECTION 4.    PAYMENT OF EXPENSES.

       (a) EXPENSES. The Issuers and IWL will pay all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits) and of each amendment or supplement thereto; (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, any agreement among Initial Purchasers, the Indenture, the Registration Rights Agreement, the Escrow Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities; (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers, including any charges of DTC in connection therewith; (iv) the fees and disbursements of the Issuers' and IWL's counsel, accountants and other advisors;
(v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto and any Legal Investment Survey; (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Escrow Agreement, the Indenture and the Securities; (vii) any fees payable in connection with the rating of the Securities; (viii) any fees payable to the review by the NASD in connection with the initial and continued designation of the Securities as being eligible for trading on PORTAL under the PORTAL Market Rules pursuant to NASD Rule 5322; and (ix) all other costs and expenses incident to the performance of the Issuers' and IWL's obligations hereunder that are not otherwise specifically provided for in this Section.

       (b) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Issuers and IWL shall be jointly and severally responsible to reimburse the Initial Purchasers for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of one counsel for the Initial Purchasers.

       SECTION 5. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Issuers and IWL contained in Section 1 hereof or in certificates of any officer of any of the Issuers, IWL or any of their respective subsidiaries delivered pursuant to the provisions hereof to the performance by the Issuers and IWL of their covenants and other obligations hereunder, and to the following further conditions:

       (a) OPINIONS OF COUNSEL FOR ISSUERS AND IWL. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of the following counsel for the Issuers and IWL, in form and substance satisfactory to counsel for the Initial Purchasers: (i) Munsch Hardt Kopf Harr & Dinan, P.C., counsel for the Issuers and IWL, to the effect set forth in EXHIBIT A-1 hereto and to such further effect as counsel to the Initial Purchasers may reasonably request; (ii) Shereff, Friedman, Hoffman & Goodman, LLP, special New York counsel for the Issuers and IWL, to the effect set forth in EXHIBIT A-2 hereto and to such further effect as counsel to the Initial Purchasers may reasonably request; (iii) Swidler & Berlin, Chartered, special regulatory counsel to Telecommunications and IWL, to the effect of the regulatory matters set forth in EXHIBIT A-3 hereto and to such further effect as counsel for the Initial Purchasers may reasonably request; (iv) Maxwell, Baker & McFatridge, P.C., special regulatory counsel to the Issuers, to the effect set forth in EXHIBIT A-4 hereto and to such further effect as counsel to the Initial Purchasers may reasonably request; and (v) Nowalsky, Bronston & Gothard, special regulatory counsel to Telecommunications, to the effect set forth in EXHIBIT A-5 hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

       (b) OPINION OF COUNSEL FOR INITIAL PURCHASERS. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Paul, Hastings, Janofsky & Walker LLP, counsel for the Initial Purchasers, with respect to the matters set forth in clause (xi) (solely as to the information in the Offering Memorandum under "Description of the Notes") and the penultimate paragraph of EXHIBIT A-1 hereto and in clauses (i) through (iv), inclusive, of EXHIBIT A-2 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Issuers and IWL and their subsidiaries and certificates of public officials.

       (c) OFFICERS' CERTIFICATE. At the Closing Time, there shall not have been since the date hereof or since the respective dates as of which information is given in the Offering Memorandum any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuers, IWL and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the President or a Vice President of each of the Issuers and IWL and of the chief financial or chief accounting officer of each of the Issuers and IWL, dated as of the Closing Time, to the effect that (i), there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) each of the Issuers and IWL has compiled with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

       (d) ACCOUNTANT'S COMFORT LETTER. At the time of the execution of this Agreement, the Initial Purchasers shall have received from each of KPMG Peat Marwick, LLP and Burds, Reed & Mercer, P.C. a letter or letters, dated such date, in form and substance satisfactory to the Initial Purchasers containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

       (e) BRING-DOWN COMFORT LETTER. At the Closing Time, the Initial Purchasers shall have received from each of KPMG Peat Marwick LLP and Burds, Reed & Mercer, P.C. a letter or letters, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

       (f) TRANSACTION DOCUMENTS. At the Closing Time, each of the Issuers and IWL shall have executed the Indenture, the Registration Rights Agreement and the Escrow Agreement, and the Initial Purchasers shall have received an original copy thereof, duly executed by each of the Issuers and IWL to the extent that such person is a party to such agreements.

       (g) PORTAL. At the Closing Time, the Securities shall have been designated for trading on PORTAL.

       (h) ADDITIONAL DOCUMENTS. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Issuers and IWL in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

       (i) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Issuers and IWL at any time at or prior to the Closing Time, and such termination shall be without liability of an party to any other party except as provided in Section 4 and except that Sections 1, 7 and 8 shall survive any such termination and remain in full force and effect.

       SECTION 6.    SUBSEQUENT OFFERS AND RESALES OF THE SECURITIES.

       (a) OFFER AND SALE PROCEDURES. Each of the Initial Purchasers and the Issuers and IWL hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

                     (i) OFFERS AND SALES ONLY TO INSTITUTIONAL ACCREDITED INVESTORS OR QUALIFIED INSTITUTIONAL BUYERS. Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made (a) to persons whom the offeror or seller reasonably, believes to be Qualified Institutional Buyers or (b) non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the 1933 Act.

                     (ii) NO GENERAL SOLICITATION. The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering of the Securities.

                     (iii) PURCHASES BY NON-BANK FIDUCIARIES. In the case of a non-bank Subsequent Purchaser of a Security acting as a fiduciary for one or more third parties, in connection with an offer and sale to such purchaser pursuant to clause (a) (i) above, each third party shall, in the reasonable judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer or a non-U.S. person outside the United States.

                     (iv) SUBSEQUENT PURCHASER NOTIFICATION. Each Initial Purchaser will take reasonable steps to inform, and cause each of its United States Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (a) have not been and will not be registered under the 1933 Act, (b) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (c) may not be offered, sold or otherwise transferred except (i) to any one of the Issuers or IWL (ii) outside the United States in accordance with Rule 904 of Regulation S, or (iii) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) the exemption from registration under the 1933 Act provided by Rule 144, if available.

                     (v) MINIMUM PRINCIPAL AMOUNT. No sale of the Securities to any one Subsequent Purchaser will be for less than U.S. $150,000 principal amount and no Security will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $150,000 principal amount of the Securities.

                     (vi) RESTRICTIONS ON TRANSFER. The transfer restrictions and the other provisions set forth in Section 3.17 of the Indenture, including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Issuers and the Initial Purchasers. Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuers for any losses, damages or liabilities suffered or incurred by the Issuers, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any subsequent resale or transfer of any Security.

                     (vii) DELIVERY OF OFFERING MEMORANDUM. Each Initial Purchaser will deliver to each purchaser of the Securities from such Initial Purchaser, in connection with its original distribution of the Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

       (b) COVENANTS OF THE ISSUERS AND IWL. The Issuers and IWL covenant with each Initial Purchaser as follows:

                     (i) DUE DILIGENCE. In connection with the original distribution of the Securities, the Issuers and IWL agree that, prior to any offer or resale of the Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make reasonable inquiries into the business of the Issuers, IWL and their respective subsidiaries. The Issuers and IWL also agree to provide answers to each prospective Subsequent Purchaser of Securities who so requests concerning the Issuers, IWL and their respective subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Securities, as provided in the Offering Memorandum.

                     (ii) INTEGRATION. The Issuers and IWL agree that they have not previously and they will not and will cause their Affiliates not to make any offer or sale of securities of any of the Issuers or IWL of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (a) the sale of the Securities by the Issuers to the Initial Purchasers, (b) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or
(c) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

                     (iii) RULE 144A INFORMATION. The Issuers and IWL agree that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, they will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Issuers and IWL furnish information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "ADDITIONAL INFORMATION").

                     (iv) RESTRICTION ON REPURCHASES. Until the expiration of two years after the original issuance of the Securities, the Issuers and IWL will not, and will cause their Affiliates not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions) unless, immediately upon any such purchase, the Issuers, IWL or any Affiliate shall submit such Securities to the Trustee for cancellation.

       (c) RESALE PURSUANT TO RULE 903 OF REGULATION S OR RULE 144A. Each Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act. Each Initial Purchaser represents and agrees, that, except as permitted by Section 6(b) above, it has offered and sold Securities and will offer and sell Securities (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S or Rule 144A under the 1933 Act. Accordingly, neither the Initial Purchasers, their affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to Securities, and the Initial Purchasers their affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S or Rule 144A. Each Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities (other than a sale of Securities pursuant to Rule 144A), it will have sent to each distributor dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

              "The Securities covered hereby, have not been registered under the United States Securities Act of 1933 (the
              "SECURITIES ACT") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and (ii) other until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in the above paragraph have the meanings given to them by Regulation S.

Each Initial Purchaser severally represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Issuers.

       SECTION 7.    INDEMNIFICATION.

       (a) INDEMNIFICATION OF INITIAL PURCHASERS. Each of the Issuers and IWL agrees to, on a joint and several basis, indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Issuers and IWL; and

                     (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any, claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuers and IWL by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment thereto); PROVIDED FURTHER, that this indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Securities, if a copy of the Final Offering Memorandum in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person prior to the Closing Time, unless such failure is the result of noncompliance by the Issuers and IWL with Section 3(a) hereof.

       (b) INDEMNIFICATION OF ISSUERS, IWL, DIRECTORS AND OFFICERS. Each Initial Purchaser severally agrees to indemnify and hold harmless the Issuers and IWL, their directors, their officers and each person, if any, who controls any of the Issuers or IWL within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Issuers and IWL by such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

       (c) ACTIONS AGAINST PARTIES: NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Issuers and IWL. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same, general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

       (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

       SECTION 8.    CONTRIBUTION.  If the indemnification provided for in
Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and IWL on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and IWL on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

       The relative benefits received by the Issuers and IWL on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuers and IWL and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

       The relative fault of the Issuers and IWL on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers and IWL or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       The Issuers and IWL and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8.
The appropriate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

       Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

       No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of any of the Issuers or IWL and each person, if any, who controls any of the Issuers or IWL within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Issuers and IWL. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

       SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of any of the Issuers or IWL submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of any of the Issuers or IWL, and shall survive delivery of the Securities to the Initial Purchasers.

       SECTION 10.   TERMINATION OF AGREEMENT.

       (a) TERMINATION; GENERAL. The Initial Purchasers may terminate this Agreement, by notice to the Issuers and IWL, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuers, IWL and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of any of the Issuers or IWL has been suspended or limited by the Commission or the NASDAQ National Market System, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York or Texas authorities.

       (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7 and 8 shall survive such termination and remain in full force and effect.

       SECTION 11. DEFAULT BY ONE OR MORE OF THE INITIAL PURCHASERS. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "DEFAULTED SECURITIES"), within 24 hours thereafter, one or more of the non-defaulting Initial Purchasers, or any other Initial Purchaser, may make arrangements to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Initial Purchasers shall not have completed such arrangements within such 24-hour period, then:

       (a) If the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers, or

       (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate, without liability on the part of any non-defaulting Initial Purchaser.

       No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

       In the event of any such default which does not result in a termination of this Agreement, either the Initial Purchasers or the Issuers shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section 11.

       SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing, and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to them at North Tower, World Financial Center, New York, New York 10281-1201, attention of Joe Sheehan; notices to the Issuers shall be directed to Jere W. Thompson, Jr., CapRock Communications Corp., Two Galleria Towers, Suite 1925, 13455 Noel Road, Dallas, Texas 75240-6638, and notices to IWL shall be directed to Ignatius W. Leonards, IWL Communications, Incorporated, 12000 Aerospace Ave., Suite 200, Houston, Texas 77034, with a copy to A. Michael Hainsfurther, Munsch Hardt Kopf Harr & Dinan, P.C., 4000 Fountain Place, 1445 Ross Avenue, Dallas Texas 75225.

       SECTION 13. PARTIES. This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers and the Issuers or IWL and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Issuers and IWL and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

       SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       SECTION 15. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       SECTION 16. COUNTERPARTS. This Agreement may be executed in one or more counterparts and in separate counterparts and, when this Agreement has been executed by each party in multiple or separate counterparts, all such counterparts taken togther shall constitute one and the same agreement.

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuers and IWL a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers, the Issuers and IWL in accordance with its terms.

                                   Very truly yours,

                                   CAPROCK COMMUNICATIONS
                                        CORP.


                                   By:
                                        ----------------------------
                                        Name:
                                        Title:

                                   CAPROCK TELECOMMUNICATIONS
                                        CORP.


                                   By:
                                        ----------------------------
                                        Name:
                                        Title:


                                   CAPROCK FIBER NETWORK, LTD.

                                   By:  CapRock Systems, Inc.



                                   By:
                                        ----------------------------
                                        Name:
                                        Title:

                                   IWL COMMUNICATIONS,
                                        INCORPORATED


                                   By:
                                        ----------------------------
                                        Name:
                                        Title:

CONFIRMED AND ACCEPTED,
     as of the date first above written:


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED
DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
BANC ONE CAPITAL MARKETS, INC.


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED


By:
     ---------------------------------
     Name:
     Title:

For itself and as Representative of the other Initial Purchasers named in Schedule A hereto.

                                      SCHEDULE A


                                                   Principal
                                                   Amount of
   Name of Initial Purchaser                      Securities
   -------------------------                    ------------

 Merrill Lynch, Pierce, Fenner & Smith
             Incorporated . . . . . . . . . .   $97,500,000

 Donaldson, Lufkin & Jenrette Securities
 Corporation. . . . . . . . . . . . . . . . .   $45,000,000

 Banc One Capital Markets, Inc. . . . . . . .   $  7,500,000
                                               -------------
 Total. . . . . . . . . . . . . . . . . . . .   $150,000,000
                                               -------------
                                               -------------


                                       Sch A-1

                                      SCHEDULE B

                             CAPROCK COMMUNICATIONS CORP.
                           CAPROCK TELECOMMUNICATIONS CORP.
                             CAPROCK FIBER NETWORK, LTD.


                      $150,000,000 of 12% Senior Notes due 2008

       1. The initial public offering price of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

       2. The purchase price to be paid by the Initial Purchasers for the Securities shall be 97.25% of the principal amount thereof.

       3. Interest on the Securities shall accrue at an annual rate of 12% and will be payable on January 15 and July 15 of each year, commencing on January 15, 1999.

       4. The redemption prices to be supplied in the Offering Memorandum under the caption "Description of the Notes - Optional Redemption" (and correspondingly in the Indenture) shall be on or after July 15 of the years appearing below:


          YEAR                              REDEMPTION
                                               PRICE

          2003                               106.000%
          2004                               104.000%
          2005                               102.000%
          2006 and thereafter                100.000%



                                       Sch B-1

                                                                     Exhibit A-1


                              FORM OF OPINION OF COUNSEL
                             TO BE DELIVERED PURSUANT TO
                                   SECTION 5(a)(i)

       (i) Each of the Issuers and IWL has been duly incorporated and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the State of Texas.

       (ii) Each of the Issuers and IWL has the corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Escrow Agreement, the Indenture, the Securities and the Registration Rights Agreement.

       (iii) Each of the Issuers and IWL is duly qualified as a foreign corporation or limited partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

       (iv) The Purchase Agreement has been duly authorized, executed and delivered by each of the Issuers and IWL.

       (v) The Escrow Agreement has been duly authorized, executed and delivered by each of the Issuers and IWL.

       (vi) The Registration Rights Agreement has been duly authorized, executed and delivered by each of the Issuers.

       (vii) The Indenture has been duly authorized, executed and delivered by each of the Issuers and IWL.

       (viii) The Securities are in the form contemplated by the Indenture and have been duly authorized by each of the Issuers.

       (ix) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

       (x) Based on docket searches in Harris and Dallas counties, Texas, to the best of such counsel's knowledge, there are no pending or threatened any action, suit, proceeding, inquiry, complaint or investigation, to which any of the Issuers, IWL or any of their respective subsidiaries is a party, or to which the assets or properties of any of the


                                      Exh A-1-1

Issuers, IWL or any of their respective subsidiaries thereof is subject, before or brought by any court or governmental agency or body other than as set forth on Schedule 1 hereto and no such action, suit, proceeding, inquiry, complaint or investigation might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or any other Transaction Document or the performance by the Issuers or IWL of their obligations under the Merger Agreement.

       (xi) The information in the Offering Memorandum under "Business--Properties", "Business--Legal Proceedings", "Description of the Notes", "Description of Capital Stock" (but only to the extent such information relates to provisions of the articles of incorporation or by-laws of Communications) and "Certain Federal Income Tax Considerations" to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

       (xii) All descriptions in the Offering Memorandum of contracts and other documents to which any of the Issuers, IWL or Spacelink Systems, Inc. is a party are accurate in all material respects. To the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described in the Offering Memorandum that are not described in the Offering Memorandum.

       (xiii) To the best of such counsel's knowledge, none of the Issuers or IWL is in violation of its charter or bylaws (or equivalent organizational documents).

       (xiv) No filing with, authorization, approval, consent, license, registration, qualification, decree or order of any court or governmental authority or agency other than such as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which such counsel need express no opinion) is required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture or any other Transaction Document by the Issuers or IWL or for the offering, issuance, sale or delivery of the Securities to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the Purchase Agreement and as contemplated by the Offering Memorandum.

       (xv) Assuming the accuracy of the representations and warranties and compliance with the agreements of the Issuers, IWL and the Initial Purchasers in the Purchase Agreement and the information set forth under the captions "Plan of Distribution" and "Notice to Investors" in the Offering Memorandum and the compliance by Subsequent Purchasers with the transfer restrictions contained in the Indenture, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act.


                                      Exh A-1-2

       (xvi) The execution, delivery and performance of the Purchase Agreement and each other Transaction Document and the consummation of the transactions contemplated in the Purchase Agreement, in any other Transaction Document and in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use Of Proceeds") and compliance by the Issuers and IWL with their obligations under the Purchase Agreement and any other Transaction Document will not, whether with or without the giving of notice or lapse of time or both, constitute a breach of, or default or Repayment Event (as defined in the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Issuers, IWL or any subsidiaries (except as set forth in the Escrow Agreement) thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to such counsel, to which any of the Issuers, IWL or Spacelink Systems, Inc. is a party or by which it or any of them may be bound, or to which any of the property or assets of any of the Issuers, IWL or any or their respective subsidiaries is subject (except for such breaches or defaults, Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws (or equivalent organizational document) of any of the Issuers, IWL or any of their respective subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any of the Issuers, IWL or any of their respective subsidiaries or any of their respective properties, assets or operations.

       (xvii) None of the Issuers or IWL is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

       In addition, we have participated in conferences with officers and other representatives of the Issuers, IWL, the Initial Purchasers, their counsel and the independent certified public accountants of the Issuers and IWL, at which such conferences the contents of the Offering Memorandum and related matters were discussed, and although we have not verified and do not assume responsibility for the accuracy or completeness of the statements contained in the Offering Memorandum (except to the extent set forth in paragraph (xi) above), nothing has come to our attention which leads us to believe that, at the date of the Final Offering Memorandum and at all times subsequent thereto up to and on the date hereof, the Final Offering Memorandum (other than the financial statements including the notes thereto, the auditors' report thereon, other financial information derived therefrom and other financial information included therein and other than the information contained in the Offering Memorandum under the captions "Risk Factors - Regulation of Long Distance and Local Telephone Services" and "Regulations and Licenses", as to which no opinion is expressed) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                      Exh A-1-3

       In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Issuers and IWL and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).


                                      Exh A-1-4

                                                                     Exhibit A-2


                              FORM OF OPINION OF COUNSEL
                             TO BE DELIVERED PURSUANT TO
                                   SECTION 5(a)(ii)



       (i) The Escrow Agreement constitutes a valid and binding agreement of each of the Issuers and IWL, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

       (ii) The Registration Rights Agreement constitutes a valid and binding agreement of the Issuers, enforceable against each of them in accordance with its terms except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the enforceability of any right to indemnification or contribution provided therein violates the public policy of any law, rule or regulation.

       (iii) The Indenture (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of each of the Issuers and IWL, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the enforceability of any right to indemnification or contribution provided therein violates the public policy of any law, rule or regulation.

       (iv) The Securities, when executed by the Issuers and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium (including, without limitation, all laws relating to fraudulent transfers), or other similar laws relating to or affecting enforcement of creditor's rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at


                                      Exh A-2-1

law) and the enforceability of any right to indemnification or contribution provided therein violates the public policy of any law, rule or regulation, and will be entitled to the benefits of the Indenture.

       (v) To the extent the Collateral (as defined in the Escrow Agreement) consists of money ("Money"), as defined in Section 1-201 of the Uniform Commercial Code of the State of New York (the "UCC") and other instruments, as defined in Section. 9-105(l)(i) of the UCC ("Instruments") held by the Trustee in the Cash Collateral Account (as defined in the Escrow Agreement) pursuant to the provisions of the Escrow Agreement, the Escrow Agreement is effective to create valid security interests in favor of the Trustee for the ratable benefit of the holders of the Securities in such Collateral. Such security interest will be perfected by delivery of possession of such Money and Instruments to the Trustee in the State of New York and will, upon such delivery, constitute a valid perfected security interest therein and such security interest shall continue in such Money and Instruments, or any portion thereof, so long as such Money and Instruments, or portions thereof, remain in continuous possession of the Collateral Agent in the State of New York and the proceeds remain on deposit in the Cash Collateral Account.

       (vi) To the extent the Collateral consists of certificated securities (as defined in Section 8-102 of the UCC) which are delivered to, and held by, the Trustee in the State of New York and registered in the name of, or endorsed to, the Trustee, or its nominee or endorsed in blank and the proceeds of such certificated securities, the provisions of the Escrow Agreement are effective to create valid security interests in favor of the Trustee for the ratable benefit of the holders of the Securities in such Collateral. Such security interest will be a valid perfected security interest so long as possession of the certificated securities is retained by the Trustee in New York and is registered in the name of, or endorsed to, the Trustee, or its nominee or endorsed in blank and the proceeds of the certificated securities remain on deposit in the Cash Collateral Account. To the extent the Collateral consists of certificated securities (as defined in Section 8-102 of the UCC) which are in the custody of and are registered in the name of the Depository Trust Company (the "Depositary") or its custodian (or a nominee of either) subject to the control of the Depositary as to which appropriate entries have been made to credit the account of the Trustee on the books of the Depositary pursuant to Section 8-320 of the UCC, and the proceeds of such certificated securities, the provisions of the Escrow Agreement are effective to create valid security interests in favor of the Trustee for the ratable benefit of the holders of the Securities in such Collateral. Such security interest will be a valid perfected security interest so long as the certificated securities remain in custody of, and are registered in the name of the Depositary or its custodian (or the nominee of either) subject to the control of the Depositary and the books of the Depositary continue to reflect that the certificated securities are being held solely for the account of the Trustee and the proceeds of these certificated securities are held in the Cash Collateral Account. To the extent the Collateral consists of uncertificated securities (as defined in Section 8-102 of the UCC) which are registered in the name of the Trustee or its custodian on the books of the issuer of such uncertificated securities, and the


                                      Exh A-2-2
proceeds of such uncertificated securities, the provisions of the Escrow Agreement are effective to create valid security interests in favor the Trustee for the benefit of the holders of the Securities in such Collateral. Such security interest will be a valid perfected security interest so long as the uncertificated securities remain registered in the name of the Trustee or its custodian, on the books of the issuer of such uncertificated securities and so long as appropriate entries have been made to credit the account of the Trustee on the books of the Depositary pursuant to Section 8-320 of the UCC and so long as the proceeds remain on deposit in the Cash Collateral Account.

       (vii) To the extent the Collateral consists of U.S. Government Obligations (as defined in the Escrow Agreement) and proceeds thereof, the provisions of the Escrow Agreement are effective to create valid security interests in favor of the Trustee for the ratable benefit of the holders of the Securities in such Collateral. Such security interest will be a valid perfected security interest if such U.S. Government Obligations are registered in the name of the Trustee on the records of the Federal Reserve Bank of New York and the proceeds thereof remain on deposit in the Cash Collateral Account.

       In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Issuers and IWL and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).


                                      Exh A-2-3